                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2005
                                                         -----------------

                          DEL GLOBAL TECHNOLOGIES CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                     0-3319                   13-1784308
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)

           One Commerce Park, Valhalla, NY                 10595
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (914) 686-3650
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
          --------------------------------------------------

On December 23, 2005, the Company  completed the acquisition of 1,300,000 shares of Villa Sistemi Medicali  S.p.A.("Villa"),  the Company's  Italian  subsidiary, representing the 20% of Villa the Company did not already own.

This Current  Report on Form 8-K/A is being filed to amend the initial report on
Form 8-K for the purposes of including  the  financial  information  required by
Item 9.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a)  Financial Statements of Businesses Acquired - Not Applicable

     (b)  Pro forma Financial Information.

     THE FOLLOWING UNAUDITED PRO-FORMA FINANCIAL  STATEMENTS ARE FILED WITH THIS
     REPORT AS EXHIBIT 99.1.

     PRO FORMA CONSOLIDATED BALANCE SHEET AS OF OCTOBER 29, 2005

     PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS:

     YEAR ENDED JULY 30, 2005

     THREE MONTHS ENDED OCTOBER 29, 2005

     (c)  Exhibits

          Exhibit No.       Description
          -----------       -----------

          99.1              Unaudited Pro Forma Consolidated Balance Sheet as of
                            October 29, 2005,  Unaudited Pro Forma  Consolidated
                            Statements of Operations for the year ended July 30,
                            2005 and three months ended October 29, 2005.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEL GLOBAL TECHNOLOGIES CORP.
                                                 (Registrant)
Date: March 13, 2006
                                        By: /s/ Mark A. Koch
                                            --------------------------------
                                            Mark A. Koch
                                            Principal Accounting Officer and
                                            Treasurer

                                  EXHIBIT INDEX

         Exhibit No.      Description
         -----------      -----------

         99.1             Unaudited Pro Forma  Consolidated  Balance Sheet as of
                          October 29,  2005,  Unaudited  Pro Forma  Consolidated
                          Statements of  Operations  for the year ended July 30,
                          2005 and three months ended October 29, 2005.